EXHIBIT 99.(a)(2)


                            LETTER OF TRANSMITTAL

                      To Tender for Exchange Outstanding

              Special Preferred Stock, $.01 Par Value Per Share
                                      of
                       FirstCity Financial Corporation

          Pursuant to the Offer to Exchange dated August 31, 1998 of

                       FirstCity Financial Corporation


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THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY,
SEPTEMBER 29, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF SPECIAL PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE FOR THE EXCHANGE OFFER. THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED ONLY BY HOLDERS OF SPECIAL PREFERRED STOCK WISHING TO EXCHANGE SUCH SPECIAL PREFERRED STOCK FOR NEW PREFERRED STOCK. THIS LETTER OF TRANSMITTAL IS NOT TO BE USED IN CONNECTION WITH THE TENDER OF SHARES OF SPECIAL PREFERRED STOCK BY HOLDERS THEREOF FOR REDEMPTION.

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                                        To:
              American Stock Transfer & Trust Company, Exchange Agent

                              Facsimile Transmission:
                                  (718) 234-5001
                         (For Eligible Institutions Only)

 By Hand/Overnight Courier:    Confirm by Telephone:           By Mail:
       American Stock             (718) 921-8200            American Stock
  Transfer & Trust Company                             Transfer & Trust Company
 40 Wall Street, 46th Floor                           40 Wall Street, 46th Floor
  New York, New York 10005                             New York, New York 10005



Delivery of this Letter of Transmittal to an address, or transmission of instructions via facsimile transmission or telex, other than as set forth above will not constitute a valid delivery.

       The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

       HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE OFFER TO EXCHANGE MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SECURITIES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

       SECURITIES NOT TENDERED FOR EXCHANGE PURSUANT TO THE OFFER TO EXCHANGE WILL BE REDEEMED BY THE COMPANY. A GREY LETTER OF TRANSMITTAL TO BE USED WITH RESPECT TO SECURITIES TO BE REDEEMED, BUT NOT EXCHANGED, IS ENCLOSED.

       This Letter of Transmittal should be used only to tender Special Preferred Stock, $.01 par value per share, of FirstCity (the "Securities") for New Preferred Stock.

       This Letter of Transmittal ("Letter of Transmittal") is to be used only if Securities are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at The





HOFS02...:\92\54892\0013\1848\SCH8248K.26B

Depository Trust Company ("DTC") (a "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure set forth in the Offer to Exchange of FirstCity Financial Corporation dated August 31, 1998 (as the same may be amended or supplemented from time to time, the "Offer to Exchange") under the heading "The Exchange Offer -- Procedures for Tendering" and " -- Book-Entry Transfer." Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

       Holders whose Securities are not immediately available or who cannot deliver their Securities and all other documents required hereby to the Exchange Agent prior to, or on, the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may nevertheless tender their Securities in accordance with the guaranteed delivery procedures set forth in the Offer to Exchange under the caption "The Exchange Offer -- Procedures for Tendering" and "-- Guaranteed Delivery." See Instruction 2.

       All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Exchange.

       Holders who wish to tender their Securities for exchange must, at a minimum, complete columns (1) through (3) in the box herein entitled "Description of Securities Tendered" and sign in the appropriate box below. If only those columns are completed, the Holder will be deemed to have tendered all Securities listed in the table. If a Holder wishes to tender less than all of such Securities for exchange, column (4) must be completed in full, and such Holder should refer to Instruction 4.

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[ ]CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
                                -----------------------------------------------

  Check Box of Applicable Book-Entry Transfer Facility:     DTC [ ]

  Account Number:                          Transaction Code Number:
                 -----------------------                            -----------

[ ]CHECK HERE IF SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING:

  Names of Registered Holder(s):
                                 ----------------------------------------------

  Window Ticket No. (if any):
                              -------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
                                                      -------------------------

  Name of Institution which Guaranteed Delivery:
                                                 ------------------------------

  If Delivered by Book-Entry Transfer, Check Box
  of Applicable Book-Entry Transfer Facility:    DTC [ ]

  Account Number:                          Transaction Code Number:
                  ----------------------                            -----------

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                                        2

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                            DESCRIPTION OF SECURITIES TENDERED
-------------------------------------------------------------------------------------------
   Name(s) and Address(es) of Holder(s)                   Securities Tendered
(Please fill in, if blank, exactly as name(s) (Attachsadditionalischedule, if necessary)
-------------------------------------------------------------------------------------------
                    (1)                           (2)             (3)             (4)
-------------------------------------------------------------------------------------------

                                                                                 Number of
                                             Security     Total Number of     Shares Tendered
                                            Number(s)*  Shares of Securities  (if less than all)
                                            -----------------------------------------------

                                            -----------------------------------------------

                                            -----------------------------------------------

                                            -----------------------------------------------

                                            -----------------------------------------------

                                            -----------------------------------------------
                                             Total


===========================================================================================
* Need not be completed by Holders tendering by book-entry transfer (see below).

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

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Exchange dated August 31, 1998 (as the same may be amended or supplemented from time to time, the "Offer to Exchange") of FirstCity Financial Corporation, a Delaware corporation ("FirstCity"), and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together constitute FirstCity's offer to exchange (the "Exchange Offer") all the outstanding shares of Special Preferred Stock, $.01 par value per share of FirstCity (the "Securities") for an equal number of shares of New Preferred Stock, $.01 par value per share of FirstCity (the "Tender Offer Consideration") and otherwise upon the terms and subject to the conditions set forth in the Offer to Exchange.

      Subject to, and effective upon, the acceptance for exchange of the Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, FirstCity, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Securities, or transfer ownership of such Securities on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of FirstCity, (b) present such Securities for transfer on the books of FirstCity, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of the Exchange Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby, and that when such Securities are accepted for exchange by FirstCity, FirstCity will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Securities will be subject to any adverse claim or right. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby.

      The undersigned understands that tenders of Securities pursuant to any of the procedures described in the Offer to Exchange under the caption "The Exchange Offer -- Procedures for Tendering" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. FirstCity's acceptance of such Securities for exchange will constitute a binding agreement between the undersigned and FirstCity upon the terms and subject to the conditions of the Exchange Offer.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. Securities tendered under the Exchange Offer may be withdrawn at any time until the Expiration Date. See the information set forth under the heading "The Exchange Offer -- Withdrawal of Tenders" in the Offer to Exchange.

      Unless otherwise indicated herein in the box entitled "Special Issuing and Delivery Instructions," please issue the Tender Offer Consideration with respect to Securities accepted for exchange, and return any certificates for Securities not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing above under "Description of Securities Tendered" (and, in the case of Securities tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please mail the certificates representing the Shares of New Preferred Stock constituting the Tender Offer Consideration with respect to Securities accepted for exchange, together with any certificates for Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Securities Tendered." If both the "Special Issuing and Delivery Instructions" box and the "Special Delivery Instructions" box are completed, please issue the Tender Offer Consideration with respect to any Securities accepted for exchange, and return any certificates for Securities not tendered or not accepted for exchange, in the name(s) of, and mail any such certificates to, the person(s) at the address(es) so indicated. Please credit any Securities tendered hereby and delivered by book-entry transfer, but which are not accepted for exchange, by crediting the account at the Book-Entry Transfer Facility designed above. The undersigned recognizes that FirstCity has no obligation pursuant to the "Special Issuing and Delivery Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Securities from the name of the registered holder(s) thereof if FirstCity does not accept for exchange any of the principal amount of such securities.


-----------------------------------------      ------------------------------------------
SPECIAL ISSUING AND DELIVERY INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 1, 5, and 6)                  (See Instructions 1, 5, and 6)

To be completed ONLY if certificates for     To be completed ONLY if certificates for
Securities not tendered or not accepted      Securities not tendered or not accepted
for exchange, and/or shares of New           for exchange, and/or shares of New
Preferred Stock constituting the Tender      Preferred Stock constituting the Tender
Offer Consideration are to be issued in      Offer Consideration is to be made to OTHER
the name of someone other than the           than the address of the registered holder(s)
undersigned.                                 appearing under the "Description of Securities
                                             Tendered."

Issue Securities to:
                                                Issue Securities to:
Name: ..................................
             (Please print)                     Name: ..................................
                                                             (Please print)
Address ................................
                                                Address ................................
 ........................................
                                Zip Code        ........................................
 ........................................                                        Zip Code
                                                ........................................



-----------------------------------------      ------------------------------------------

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                                   SIGN HERE

                 (To Be Completed By All Tendering Holders of
             Securities Regardless of Whether Securities Are Being
                        Physically Delivered Herewith)



X.............................................................................

X.............................................................................
               Signature(s) of Holder(s) or Authorized Signatory

Must be signed by the registered holder(s) of Securities exactly as their name(s) appear(s) on certificate(s) for the Securities or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Securities or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name(s): .....................................................................

 ..............................................................................
                                (Please Print)

Capacity: ....................................................................

Address: .....................................................................

 ..............................................................................
                             (Including Zip Code)

Area Code and Telephone No.: .................................................

             SIGNATURE GUARANTEE (See Instructions 1 and 5 below)

 ..............................................................................
            (Name of Eligible Institution Guaranteeing Signatures)

 ..............................................................................
              (Address (including zip code) and Telephone Number
                        (including area code) of Firm)

 ..............................................................................
                            (Authorized Signature)

 ..............................................................................
                                (Printed Name)

 ..............................................................................
                                    (Title)

Date: .................................................................., 1998


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                                        5

                                 INSTRUCTIONS
        Forming Part of the Terms and Conditions of the Exchange Offer


      1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Securities) and neither the "Special Issuing and Delivery Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Securities are tendered for the account of an Eligible Institution. See Instruction 5.

      2. Delivery of Letter of Transmittal and Securities; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if Securities tendered for exchange hereby are to be forwarded herewith or delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in the Offer to Exchange under the heading "The Exchange Offer -- Book-Entry Transfer." All physically tendered Securities or a confirmation of a book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Securities delivered by book-entry transfer, together with a properly completed and validly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover page hereof on or prior to the Expiration Date. If Securities are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery.

      Tenders of Securities in the Exchange Offer will be accepted on or prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

      If Holders desire to tender Securities for exchange pursuant to the Exchange Offer and (a) such Securities are not immediately available, (b) time will not permit this Letter of Transmittal, the Securities and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration date, such Holders may effect a tender of Securities in accordance with the guaranteed delivery procedure set forth in the Offer to Exchange under the caption "The Exchange Offer -- Guaranteed Delivery."

      Pursuant to such procedure:

            (a) such tender must be made by or through an Eligible Institution;

            (b) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at the address of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, facsimile, mail or hand delivery) substantially in the form provided by FirstCity; and

            (c) this Letter of Transmittal or a facsimile hereof, properly completed and validly executed, with any required signature guarantees, the Securities in proper form for transfer by delivery (or confirmation of book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three NASDAQ National Market System trading days after the date of such Notice of Guaranteed Delivery.

      The method of delivery of this Letter of Transmittal, Securities and all other required documents, including delivery through any Book-Entry Transfer Facility, to the Exchange Agent is at the election and risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, the mailing should be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such date. No alternative, conditional or contingent tenders of Securities will be accepted. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering Holders waive any right to receive any notice of the acceptance of their Securities for exchange.

      3. Inadequate Space. If the space provided herein under "Description of Securities Tendered" is inadequate, the certificate numbers of the Securities and the number of shares of Special Preferred Stock tendered should be listed on a separate schedule and attached hereto.

      4. Partial Tenders (Not applicable to Holders who tender by book-entry transfer). All Securities delivered to the Exchange Agent with this blue Letter of Transmittal will be deemed to have been tendered for exchange unless otherwise indicated. If tenders of Securities for exchange are made with respect to less than all of the Securities delivered herewith, a grey Letter of Transmittal, relating to redemption of shares of Special Preferred Stock, should be completed and returned to the Exchange Agent with respect to such Securities not tendered for exchange.

      5. Signatures on Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Securities without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Securities.

      If any Securities tendered for exchange hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any Securities tendered for exchange hereby are registered in the names of different Holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Securities.

      If this Letter of Transmittal is signed by the registered holder of Securities tendered hereby, no endorsements of such Securities or separate bond powers are required, unless payment is to be made to, or Securities not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), in which case, the Securities tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Securities (and with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Securities, exactly as the name(s) of the participant(s) appear(s) on such security position listing). Signatures on such Securities and bond powers must be guaranteed by an Eligible Institution.
See Instruction 1.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Securities tendered hereby, the Securities must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Securities. Signatures on such Securities and bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal or any Securities or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to FirstCity of such person's authority so to act must be submitted with this Letter of Transmittal.

      6. Special Issuing and Delivery Instructions. If shares of New Preferred Stock constituting Tender Offer Consideration are to be issued, or Securities not tendered or not accepted for exchange are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such Tender Offer Consideration or any such Security is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Securities Tendered," the appropriate boxes in this Letter of Transmittal must be completed. All Securities tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at the Book-Entry Transfer Facility designated above is the account from which such Securities were delivered.

      7. Conflicts. In the event of any conflict between the terms of the Offer to Exchange and the terms of this Letter of Transmittal, the terms of the Offer of Exchange will control.